Reverse Recapitalization (Details)	6 Months Ended
Jun. 30, 2018 USD ($)
Reverse Recapitalization (Textual)
Merger, description

The Company issued an aggregate of 5,833,333 shares of common stock in exchange for 100 percent of the outstanding and issued shares of Amesite Operating Company common stock. In addition, awards of stock options to purchase 650,000 shares of Amesite Operating Company’s common stock issued and outstanding immediately prior to the closing of the Merger were assumed and converted into options, with equivalent terms, to purchase 947,917 shares of common stock of the Company.

Fair value of common stock	$ 3,100,000